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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Registration Statement of ACT Manufacturing, Inc. on Form S-3 of our report dated October 15, 1999, included in or made part of this Registration Statement.

   We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
---------------------------
Deloitte & Touche LLP

Boston, Massachusetts
November 16, 1999